As filed with the Securities and Exchange Commission on December 9, 2016

Registration No. 333-206171

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Transocean Partners LLC

and certain subsidiaries identified in the “Table of Subsidiary Guarantor Co-Registrants” below

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	66-0818288
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

40 George Street

London, England

United Kingdom W1U 7DW

+44 (20) 3675-8410

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Raoul F. Dias

40 George Street

London, England

United Kingdom W1U 7DW

+44 (20) 3675-8410

(name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Gene J. Oshman

Andrew J. Ericksen

Baker Botts L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

(713) 229-1234

Approximate date of commencement of proposed sale of the securities to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check is a smaller reporting company)	Smaller reporting company	☐

Table of Subsidiary Guarantor Co-Registrants

Exact Name of Subsidiary Guarantor Co-Registrant as Specified in its Charter(1)	State of other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
Transocean RIGP DCL LLC(2)	Delaware	46-5061134
Transocean RIGP DD3 LLC(2)	Delaware	46-5059103
Transocean RIGP DIN LLC(2)	Delaware	46-5035332
Transocean RIGP DCL Opco Limited(3)	Cayman Islands	98-1180081
Transocean RIGP DD3 Opco Limited(3)	Cayman Islands	98-1180077
Transocean RIGP DIN Opco Limited(3)	Cayman Islands	98-1180086
Triton RIGP DCL Holdco Limited(4)	England & Wales	98-1161209
Triton RIGP DD3 Holdco Limited(4)	England & Wales	98-1161130
Triton RIGP DIN Holdco Limited(4)	England & Wales	98-1161262
Triton RIGP DCL Holding Limited(3)	Cayman Islands	98-1160899
Triton RIGP DD3 Holding Limited(3)	Cayman Islands	98-1160857
Triton RIGP DIN Holding Limited(3)	Cayman Islands	98-1160881

(1)	The agent for service for each of the subsidiary guarantor co-registrants is the same as the agent for service for Transocean Partners LLC.
(2)	The address of the principal executive office for these entities is: 4 Greenway Plaza, Houston, TX 77046. The telephone number at this address is: +1 713 232 7500.
(3)	The address of the principal executive office for these entities is: 40 George Street, London, England, United Kingdom, W1U 7DW. The telephone number at this address is: +44 (20) 3675-8410.
(4)

The address of the principal executive office for these entities is: 70 Harbour Drive, Floor 4, P.O. Box 10342, George Town, Grand Cayman, Cayman Islands, KY1-1003. The telephone number at this address is: +1 345 745 4500.

EXPLANATORY NOTE

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the Registration Statement on Form S-3 (the “Registration Statement”), File No. 333-206171, of Transocean Partners LLC, a Marshall Islands limited liability company (“Transocean Partners”) and Transocean Partners’ subsidiary guarantor registrants (together with Transocean Partners, the “Registrants”) filed with the Securities and Exchange Commission on August 6, 2015 and declared effective August 21, 2015. The Registration Statement registered the offer and sale from time to time of up to $2,000,000,000 of Transocean Partners’ common units representing limited liability company interests (“common units”), other classes of units representing limited liability company interests (“general units”), debt securities (“debt securities”) and guarantees of debt securities (“guarantees” and, together with common units, general units and debt securities, the “Securities”).

On December 6, 2016, the unitholders of Transocean Partners approved the Agreement and Plan of Merger, dated as of July 31, 2016 (the “Original Merger Agreement”), as amended on November 21, 2016 (the “Amendment” and the Original Merger Agreement as amended by the Amendment, the “Merger Agreement”), by and among Transocean Ltd., a Swiss corporation (“Transocean”), Transocean Partners, Transocean Partners Holdings Limited, a Cayman Islands exempted company (“Transocean Holdings”) and TPHL Holdings LLC, a Marshall Islands limited liability company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on December 9, 2016, Transocean Partners is anticipated to merge with Merger Sub, with Transocean Partners continuing as the surviving entity and as an indirect, wholly owned subsidiary of Transocean (the “Merger”). Each outstanding common unit representing a limited liability company interest of Transocean Partners, other than common units held by Transocean, Transocean Partners, Transocean Holdings, Merger Sub or any other subsidiary of Transocean, was converted into the right to receive 1.2000 Transocean shares.

In connection with the anticipated completion of the transactions contemplated by the Merger Agreement, the Registrants have terminated all offerings of Securities pursuant to the Registration Statement. In accordance with undertakings made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the Securities that had been registered for issuance that remain unsold at the termination of such offering, the Registrants hereby remove from registration all of such Securities of the Registrants registered but unsold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Transocean Partners LLC

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

* Glyn A. Barker	Chairman of the Board of Directors

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

Brady K. Long	Director

* Michael Lynch-Bell	Director

* Mark L. Mey	Director

* John Plaxton	Director

* Norman J. Szydolwski	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on December 9, 2016.

Transocean RIGP DCL LLC

By:	/s/ DAVID TONNEL
	Name:	David Tonnel
	Title:	Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KEELAN ADAMSON Keelan Adamson	President and Manager (Principal Executive Officer)

/s/ DAVID TONNEL David Tonnel	Vice President and Manager (Principal Financial Officer and Principal Accounting Officer)

/s/ ROBERT L. HERRIN, JR. Robert L. Herrin, Jr.	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on December 9, 2016.

Transocean RIGP DD3 LLC

By:	/s/ DAVID TONNEL
	Name:	David Tonnel
	Title:	Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/KEELAN ADAMSON Keelan Adamson	President and Manager (Principal Executive Officer)

/s/ DAVID TONNEL David Tonnel	Vice President and Manager (Principal Financial Officer and Principal Accounting Officer)

/s/ ROBERT L. HERRIN, JR. Robert L. Herrin, Jr.	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on December 9, 2016.

Transocean RIGP DIN LLC

By:	/s/ DAVID TONNEL
	Name:	David Tonnel
	Title:	Vice President and Manager

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KEELAN ADAMSON Keelan Adamson	President and Manager (Principal Executive Officer)

/s/ DAVID TONNEL David Tonnel	Vice President and Manager (Principal Financial Officer and Principal Accounting Officer)

/s/ ROBERT L. HERRIN, JR. Robert L. Herrin, Jr.	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Transocean RIGP DCL Opco Limited

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	Director

* Raoul F. Dias	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Transocean RIGP DD3 Opco Limited

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	Director

* Raoul F. Dias	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Transocean RIGP DIN Opco Limited

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	Director

* Raoul F. Dias	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in George Town, Grand Cayman, Cayman Islands, on December 9, 2016.

Triton RIGP DCL Holdco Limited

By:	/s/ C. STEPHEN MCFADIN
	Name:	C. Stephen McFadin
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ C. STEPHEN MCFADIN C. Stephen McFadin	Director

/s/ STEPHEN L. HAYES Stephen L. Hayes	Director

/s/ DANIEL H. REUDELHUBER Daniel H. Reudelhuber	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in George Town, Grand Cayman, Cayman Islands, on December 9, 2016.

Triton RIGP DD3 Holdco Limited

By:	/s/ C. STEPHEN MCFADIN
	Name:	C. Stephen McFadin
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ C. STEPHEN MCFADIN C. Stephen McFadin	Director

/s/ STEPHEN L. HAYES Stephen L. Hayes	Director

/s/ DANIEL H. REUDELHUBER Daniel H. Reudelhuber	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in George Town, Grand Cayman, Cayman Islands, on December 9, 2016.

Triton RIGP DIN Holdco Limited

By:	/s/ C. STEPHEN MCFADIN
	Name:	C. Stephen McFadin
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ C. STEPHEN MCFADIN C. Stephen McFadin	Director

/s/ STEPHEN L. HAYES Stephen L. Hayes	Director

/s/ DANIEL H. REUDELHUBER Daniel H. Reudelhuber	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Triton RIGP DCL Holding Limited

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	Director

* Raoul F. Dias	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Triton RIGP DD3 Holding Limited

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	Director

* Raoul F. Dias	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England, United Kingdom, on December 9, 2016.

Triton RIGP DIN Holding Limited

By:	/s/ KATHLEEN S. MCALLISTER
	Name:	Kathleen S. McAllister
	Title:	Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on December 9, 2016.

Signature	Title

/s/ KATHLEEN S. MCALLISTER Kathleen S. McAllister	Director

* Raoul F. Dias	Director

*By:	/s/ Kathleen S. McAllister
	Name:	Kathleen S. McAllister
	Title:	Attorney-in-Fact